UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 30, 2024
(Date of earliest event reported)

ALASKA AIR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard	Seattle	Washington	98188
(Address of Principal Executive Offices)			(Zip Code)

(206) 392-5040
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com

Item 8.01 Other Events.

Senior Secured Notes Offering

On September 30, 2024, Alaska Air Group, Inc. (the “Company”) issued a press release announcing that it launched a private offering (the “Offering”) of senior secured notes due 2029 and senior secured notes due 2031 (together, the “Notes”) by AS Mileage Plan IP Ltd. (“Loyalty Issuer”), an exempted company incorporated with limited liability under the laws of the Cayman Islands and an indirect, wholly-owned subsidiary of the Company.

The Notes will be (i) fully and unconditionally guaranteed on a senior secured basis, jointly and severally, by Alaska Airlines, Inc. (“Alaska”) and AS Mileage Plan Holdings Ltd. and on an unsecured basis by the Company (together, the “Guarantors”) and (ii) secured, on a senior, first-priority basis by the Guarantors’ (other than the Company) right, title and interest in certain collateral associated with Alaska’s customer loyalty program, Alaska Airlines Mileage Plan™.

Contemporaneously with the closing of the Offering, the Company expects to enter into a new credit agreement for a senior secured Term Loan B due 2031 (the “Loyalty Term Loan Facility”). The Loyalty Term Loan Facility will be secured by the same collateral that secures the Notes on an equal and ratable basis with the lien on the Notes and will rank pari passu in right of payment with the Notes. The closing of the Offering is not contingent upon the closing of the Loyalty Term Loan Facility.

Loyalty Issuer intends to use the net proceeds received from the Offering, together with borrowings under the Loyalty Term Loan Facility, in each case, after deducting fees and expenses payable by the Company, (i) to fund the reserve account for the Notes and the Loyalty Term Loan Facility and (ii) to fund a collection account, and the proceeds deposited into the collection account will be used to make an intercompany loan to Alaska on the closing date of the Offering (the “Intercompany Loan”). Alaska intends to use the proceeds from the Intercompany Loan (i) to redeem certain outstanding debt acquired or assumed in the Merger (as defined below) including to redeem Hawaiian Airlines, Inc.’s (“Hawaiian”) 11.000% senior secured notes due 2029 at par and its 5.750% senior secured notes due 2026, and (ii) for general corporate purposes and to support its liquidity position.

This report does not constitute an offer to sell or a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction. The Notes are being offered only to persons reasonably believed to be “qualified institutional buyers” in an offering exempt from registration in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The Notes proposed to be offered will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

As previously disclosed, on December 2, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hawaiian Holdings, Inc., a Delaware corporation, and Marlin Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Alaska (“Merger Sub”). On September 18, 2024, pursuant to the Merger Agreement, Merger Sub merged with and into Hawaiian, with Hawaiian surviving as a wholly owned subsidiary of the Company (the “Merger”). The Company is making available the following information.

The unaudited pro forma condensed combined financial information of the Company, which give effect to the Merger, including the unaudited pro forma condensed combined balance sheet as of June 30, 2024 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023 and the six months ended June 30, 2024 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit 99.1	Press Release of Alaska announcing the Notes, dated September 30, 2024.
Exhibit 99.2	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2023 and as of and for the six months ended June 30, 2024.
104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

Forward-Looking Statements

Forward-Looking Statements in this report and certain oral statements made from time to time by representatives of the Company contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company’s intentions and expectations regarding revenues as well as statements regarding the Offering described in this report. Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.

Factors include, among others, risks include competition, labor costs, relations and availability, general economic conditions including those associated with pandemic recovery, increases in operating costs including fuel, inability to meet cost reduction, ESG and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, and changes in laws and regulations that impact our business and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024 and June 30, 2024.

All forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of the Offering. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results. Additional information concerning certain factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: September 30, 2024

/s/ KYLE B LEVINE
Kyle B. Levine
Senior Vice President, Legal, General Counsel and Corporate Secretary